UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock FundsSM

                iShares Municipal Bond Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	iShares Municipal Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofAML US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned 1.92%, Investor A Shares returned 1.78%, Class K Shares returned 1.94%, and Investor P Shares returned 1.78%. The Fund’s benchmark, the ICE BofAML US Municipal Securities Index, returned 1.97% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Beginning in March 2020, municipal bonds experienced elevated volatility that eclipsed the height of the 2008 financial crisis, as a lack of liquidity early in the month eventually led to attractive buying opportunities into month end. Market sentiment turned negative early in March as coronavirus fears intensified. All-time low interest rates (which devalued tax exemption) increased volatility, and general “risk-off” sentiment drove indiscriminate selling as investors moved into cash and/or reallocated capital to other asset classes. Trading was concentrated in higher credit quality and shorter duration issues, which resulted in elevated inventories of variable rate demand notes, causing short-term rates to rise sharply.

As the secondary municipal market struggled, the primary market essentially ceased to function. As a result, the municipal market saw only $17.2 billion in issuance in March, which was well-below average. However, the liquidity-driven market dislocation began to create favorable buying opportunities for investors toward the end of March. Attractive yield ratios versus Treasury securities spurred aggressive purchases by “crossover” and institutional buyers, while higher yields began to entice some retail investors. At the same time, market sentiment began to benefit from a variety of stimulus measures, including various Fed liquidity facilities, $350 billion of funding to municipal entities via the passage of the federal CARES Act, and direct loans and investments by the Fed.

Municipal bonds continued to rebound over the course of the second quarter alongside the gradual re-opening of the domestic economy, as the most liquid sectors of the high yield municipal market (Puerto Rico and tobacco), as well as BBB-rated credits outperformed. Elevated municipal supply was met with firm demand from mutual fund and crossover investors, and new tax-exempt bond offerings were well oversubscribed.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	iShares Municipal Bond Index Fund

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.34%	1.33%	1.92%	3.98%	N/A	3.54%	N/A	3.69%	N/A
Investor A	1.06	1.03	1.78	3.79	N/A	3.45	N/A	3.65	N/A
Class K	1.36	1.32	1.94	4.10	N/A	3.55	N/A	3.70	N/A
Investor P	1.02	1.02	1.78	3.80	(0.36)%	3.45	2.61%	3.65	3.23%
ICE BofAML US Municipal Securities Index(c)	—	—	1.97	4.27	N/A	3.98	N/A	4.35	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

ICE BofAML US Municipal Securities Index is an index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML US Municipal Securities Index to ICE BofA US Municipal Securities Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (6/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (6/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.20	$1.20	$1,000.00	$1,023.67	$1.21	0.24%
Investor A	1,000.00	1,017.80	2.51	1,000.00	1,022.38	2.51	0.50
Class K	1,000.00	1,019.40	1.00	1,000.00	1,023.87	1.01	0.20
Investor P	1,000.00	1,017.80	2.51	1,000.00	1,022.38	2.51	0.50

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Portfolio Information as of June 30, 2020	iShares Municipal Bond Index Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
County/City/Special District/School District	39%
Transportation	24
Utilities	18
State	7
Health	6
Education	5
Tobacco	1

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2020	2%
2021	8
2022	8
2023	10
2024	8

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	22%
AA/Aa	56
A	15
BBB/Baa	6
N/R	1

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Institutional and Class K Shares performance shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of the Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Schedule of Investments (unaudited) June 30, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 98.3%

Alabama — 0.3%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Garvee, Series B, 5.00%, 09/01/24	$900	$1,063,287

Arizona — 1.7%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Series A, 5.00%, 07/01/22(a)	1,000	1,093,730
Arizona Health Facilities Authority, RB, Banner Health, Series A, 4.00%, 01/01/43	1,000	1,016,670
City of Phoenix Arizona, GO, Refunding, 5.00%, 07/01/24	650	767,676
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	3,069,942

		5,948,018

California — 21.8%
Bay Area Toll Authority, RB, Toll Bridge, Series F-1, 4.00%, 04/01/56	1,000	1,094,390
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate Toll Bridge, Series S-7, 4.00%, 04/01/38	500	559,065
California Educational Facilities Authority, RB, Stanford Hospital, Series U-6, 5.00%, 05/01/45	1,260	2,028,726
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/48	1,950	2,332,102
California State University, Refunding RB, Series A:
5.00%, 11/01/43	540	639,355
Systemwide, 4.00%, 11/01/35	500	570,095
Systemwide, 4.00%, 11/01/38	500	564,940
Systemwide, 5.00%, 11/01/48	1,030	1,287,201
City & County of San Francisco California Airports Commission, Refunding ARB:
San Francisco City Country Airport, Series E, 5.00%, 05/01/48	1,190	1,424,216
Series A, AMT, 4.00%, 05/01/49	1,000	1,098,830
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	1,500	1,579,530
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	591,980
City of Los Angeles California Department of Airports, ARB, Sub-Series B, 5.00%, 05/15/42	1,500	1,800,480
City of Los Angeles Department of Airports, Refunding RB, Senior, Private Activity Bond, Series B, 5.00%, 05/15/35	400	427,540
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,594,305
Coast Community College District, GO, Refunding, Series A, 4.00%, 08/01/23(a)	1,000	1,113,370
Contra Costa Community College District, GO, Election 2014, Series A, 4.00%, 08/01/39	1,000	1,116,640
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,799,002
El Camino Community College District Foundation, GO, CAB, Election 2002, Series C, 0.00%, 08/01/38(b)	680	438,736
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A (AGM)(b):
CAB, 0.00%, 01/15/37	1,000	614,940
0.00%, 01/15/36	500	319,535
Fremont Union High School District, GO, Refunding, Series A, 5.00%, 08/01/44	1,350	1,639,332
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/34	2,400	2,811,312
Los Angeles Community College District California, GO, Refunding, Series A, 5.00%, 08/01/31	1,000	1,172,450

Security	Par (000)	Value

California (continued)
Los Angeles County Facilities, Inc., RB, Vermont Corridor County Administration Building, Series A, 4.00%, 12/01/48	$1,000	$1,138,800
Los Angeles Department of Water & Power Power System Revenue, RB, Power System, Series D, 5.00%, 07/01/44	1,500	1,717,560
Los Angeles Department of Water & Power Power System Revenue, Refunding RB, Series A:
Power System, 5.00%, 07/01/37	1,000	1,258,450
5.00%, 07/01/30	1,500	1,785,420
Los Angeles Unified School District, GO, Election 2008, Series B-1, 5.00%, 07/01/33	1,500	1,884,690
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 07/01/26	2,105	2,554,165
Los Angeles Unified School District, GO, Series KRY, 5.25%, 07/01/28	1,500	1,505,880
Sacramento City Financing Authority, Refunding RB, Master Lease Program, Series E (AMBAC), 5.25%, 12/01/30	250	334,008
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	647,088
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/26	1,500	1,578,690
San Diego Community College District, GO, Refunding, 4.00%, 08/01/32	500	579,900
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	500	624,010
San Diego Unified School District, GO:
Election of 2012, Series I, 5.00%, 07/01/41	1,000	1,222,550
Election of 2012, Series I, 5.00%, 07/01/47	2,075	2,515,792
Series L, 4.00%, 07/01/49	1,000	1,161,670
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Senior Lien, Series A, 5.00%, 01/15/34	1,000	1,119,940
San Marcos Unified School District, GO, CAB, Election 2010, Series B, 0.00%, 08/01/51(b)	350	145,999
State of California, GO:
5.25%, 11/01/40	2,500	2,535,950
5.00%, 03/01/45	1,000	1,152,650
State of California, GO, Refunding:
5.00%, 08/01/26	540	657,396
5.00%, 08/01/27	1,000	1,253,240
5.00%, 08/01/31	1,000	1,234,430
4.00%, 09/01/32	250	290,365
5.00%, 08/01/35	1,000	1,247,430
5.00%, 08/01/46	1,000	1,194,130
Various Purpose, 5.00%, 10/01/24	475	566,675
Various Purpose, 5.00%, 10/01/25	1,000	1,231,910
Various Purpose, 5.00%, 09/01/31	565	698,899
Various Purpose, 5.00%, 12/01/31	2,000	2,265,040
Various Purpose, 4.00%, 09/01/33	1,000	1,156,680
Various Purpose, 4.00%, 09/01/35	1,000	1,150,350
Various Purpose, 5.00%, 09/01/35	1,000	1,219,020
Various Purpose, 5.00%, 02/01/38	1,000	1,095,010
Various Purpose, 5.00%, 12/01/43	500	561,420
State of California Department of Water Resources, Refunding RB, Water System Revenue, Series AW, 5.00%, 12/01/33	1,000	1,239,990
State of California Public Works Board, RB, Judicial Council Projects, Series A, 5.00%, 03/01/38	1,000	1,092,180
State of California Public Works Board, Refunding RB:
Series B, 5.00%, 10/01/26	250	314,565
Various Capital Projects, Series C, 4.00%, 11/01/32	500	572,550
Various Capital Projects, Series C, 5.00%, 11/01/34	685	831,885
University of California, Refunding RB:
Series AR, 5.00%, 05/15/41	605	721,547
Series AY, 5.00%, 05/15/32	500	627,085
Series AY, 5.00%, 05/15/36	1,000	1,237,070

		76,540,151

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 2.6%
City & County of Denver Board of Water Commissioners, RB, Series A, 4.00%, 12/15/26	$1,230	$1,289,741
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,564,710
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/35	1,000	1,215,190
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 5.00%, 08/01/44	1,000	1,173,870
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	454,592
El Paso County School District No. 20, GO, Refunding, Series C:
4.00%, 12/15/24	1,350	1,417,284
4.00%, 12/15/25	1,385	1,451,757
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	552,955

		9,120,099

Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Corp., 5.00%, 12/01/45	1,000	1,157,190
State of Connecticut, GO, Refunding, Series B:
5.00%, 05/15/22	1,000	1,038,720
5.00%, 05/15/25	250	299,240
State of Connecticut, GO:
Series A, 5.00%, 10/15/23	850	969,476
Series A, 5.00%, 10/15/27	400	450,292
5.00%, 06/15/28	400	474,448
State of Connecticut, Special Tax Revenue, RB, Transportation Infrastructure, Series A:
5.00%, 09/01/24	400	468,784
5.00%, 10/01/29	725	817,800
4.00%, 09/01/36	430	473,439
State of Connecticut, Special Tax Revenue, Refunding RB, Series ASeries A, 4.00%, 05/01/36	1,000	1,150,740

		7,300,129

District of Columbia — 1.8%
District of Columbia, GO, Series D:
5.00%, 06/01/26	500	627,025
4.00%, 06/01/34	1,000	1,172,880
District of Columbia Water & Sewer Authority, Refunding RB:
Green Bond, Series A, 5.00%, 10/01/45	1,510	1,774,476
Sub Lien, Series C, 5.00%, 10/01/44	1,000	1,149,200
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/45	1,500	1,753,830

		6,477,411

Florida — 1.8%
Central Florida Expressway Authority, Refunding RB, Senior Lien, Series B, 5.00%, 07/01/33	1,000	1,169,440
County of Broward Florida Airport System Revenue, ARB, Series Q-1, 5.00%, 10/01/22(a)	1,000	1,105,180
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,134,580
County of Miami-Dade School Board, COP, Refunding Series D, 5.00%, 02/01/27	500	609,605
State of Florida, GO, Refunding, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series A, 5.00%, 07/01/25	1,000	1,218,880
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	1,148,120

		6,385,805

Security	Par (000)	Value

Georgia — 1.5%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	$500	$581,230
Gwinnett County School District, GO, 5.00%, 02/01/40	400	514,636
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,201,150
State of Georgia, GO, Refunding, Series C, 5.00%, 07/01/28	1,710	2,207,524
State of Georgia, GO, Tranche 2, Series A, 5.00%, 02/01/29	650	800,859

		5,305,399

Hawaii — 0.2%
State of Hawaii, GO, Refunding, Series EF, 5.00%, 11/01/23	500	553,835

Illinois — 3.2%
Chicago O’Hare International Airport, ARB, Senior Lien, Series E, 5.00%, 01/01/24	410	464,628
Chicago O’Hare International Airport, Refunding ARB, General, Senior Lien, Series B, 5.00%, 01/01/48	1,000	1,189,580
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Senior Lien, Series B, 4.00%, 01/01/44	1,000	1,095,220
Illinois Finance Authority, Refunding RB, Mercy Health System Obligation, 5.00%, 12/01/40	1,000	1,126,740
State of Illinois, GO, 5.00%, 05/01/39	1,500	1,552,710
State of Illinois, GO, Refunding:
5.00%, 02/01/22	500	516,485
Series A, 5.00%, 10/01/25	500	540,755
Series A, 5.00%, 10/01/28	500	548,275
State of Illinois, GO:
Series C, 5.00%, 11/01/29	1,000	1,079,420
Series D, 5.00%, 11/01/24	1,000	1,072,240
Series D, 5.00%, 11/01/26	500	544,725
State of Illinois Toll Highway Authority, RB, Senior, Series B, 5.00%, 01/01/41	1,000	1,155,970
State of Illinois Toll Highway Authority, Refunding RB, Senior Revenue Bonds, Series A:
5.00%, 01/01/25	100	117,716
5.00%, 01/01/30	250	316,283

		11,320,747

Indiana — 0.2%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	650	687,381
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	119,779

		807,160

Kansas — 0.7%
State of Kansas Department of Transportation, RB:
5.00%, 09/01/27	1,000	1,203,720
5.00%, 09/01/34	500	588,175
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	580	685,363

		2,477,258

Louisiana — 0.4%
State of Louisiana, GO, Refunding, Series C, 5.00%, 07/15/23	500	545,150
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 2nd Lien, Series C-1, 5.00%, 05/01/43	925	1,023,503

		1,568,653

Maryland — 1.6%
State of Maryland, GO, Series A, 5.00%, 03/15/31	400	505,480

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
State of Maryland, GO, Refunding, Series B:
5.00%, 08/01/25	$1,000	$1,226,390
5.00%, 08/01/26	1,200	1,513,524
State of Maryland, GO, Series A, 5.00%, 03/15/28	450	592,731
State of Maryland Department of Transportation, RB:
4.00%, 11/01/29	695	787,233
Third Issue, 4.00%, 12/15/28	405	449,376
State of Maryland Department of Transportation, Refunding RB, 5.00%, 02/15/23	500	561,290

		5,636,024

Massachusetts — 3.4%
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 03/01/26	725	902,509
Series A, 5.00%, 01/01/48	1,000	1,229,100
Series C, 5.00%, 05/01/29	1,000	1,127,620
Series E, 4.00%, 04/01/46	530	580,058
Series F, 5.00%, 11/01/37	500	625,165
Series F, 5.00%, 11/01/42	1,000	1,235,020
Series G, 4.00%, 09/01/32	1,325	1,534,668
Massachusetts Bay Transportation Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,210	1,210,000
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	1,000	1,148,700
Partners Healthcare System, 5.00%, 07/01/34	1,000	1,213,820
Massachusetts Water Res. Authority, Refunding RB, General, Series C, 5.00%, 08/01/21(a)	500	525,555
University of Massachusetts Building Authority, Refunding RB, Series 1:
5.00%, 11/01/24(a)	325	389,893
5.00%, 11/01/44	75	85,517

		11,807,625

Michigan — 0.6%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/41	1,000	1,237,410
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	693,114

		1,930,524

Minnesota — 0.6%
Minnesota Public Facilities Authority, Refunding RB, Series A, 5.00%, 03/01/22	1,000	1,078,470
State of Minnesota, GO, Refunding, Various Purposes, Series F, 5.00%, 10/01/21	1,000	1,059,500

		2,137,970

Missouri — 0.9%
Metropolitan State Louis Sewer District, Refunding RB, Series B:
5.00%, 05/01/25(a)	330	400,610
5.00%, 05/01/45	705	826,923
Missouri Highway & Transportation Commission, Refunding RB, 1st Lien, Series A, 5.00%, 05/01/24	1,500	1,761,810

		2,989,343

New Jersey — 4.5%
New Jersey EDA, RB, Series EEE, 5.00%, 06/15/48	1,000	1,088,700
New Jersey EDA, Refunding RB, School Facilities Construction:
Series GG, 5.25%, 09/01/26	1,000	1,022,510
Series NN, 5.00%, 03/01/22	500	522,150
Series NN, 5.00%, 03/01/25	500	532,135
Series NN, 5.00%, 03/01/30	1,000	1,052,990
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/25(b)	100	84,782

Security	Par (000)	Value

New Jersey (continued)
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	$3,075	$1,660,346
CAB, Transportation System, Series A, 0.00%, 12/15/38(b)	530	244,876
Transportation Program Bonds, Series S, 5.00%, 06/15/46	500	545,295
Transportation Program, Series AA, 5.00%, 06/15/25	150	163,928
Transportation Program, Series AA, 4.75%, 06/15/38	280	295,534
Transportation System, Series B, 5.00%, 06/15/21(a)	825	862,265
Transportation System, Series B, 5.50%, 06/15/31	500	511,495
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 4.00%, 12/15/31	1,000	1,060,300
Series A, 5.00%, 12/15/36	1,000	1,116,830
Series D, 5.00%, 12/15/24	250	276,610
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,130,430
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/27	840	922,589
Series E, 5.00%, 01/01/29	1,000	1,252,100
Series E, 5.00%, 01/01/32	1,100	1,350,558

		15,696,423

New York — 24.2%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,540	2,547,112
City of New York New York, GO, Refunding:
Series C, 5.00%, 08/01/23	1,000	1,136,050
Series I, 5.00%, 08/01/26	1,000	1,087,210
City of New York New York, GO:
Series B-1, 5.00%, 12/01/41	1,390	1,652,474
Series D, 5.00%, 12/01/35	500	625,025
Series D, 4.00%, 12/01/41	1,000	1,133,890
Sub Series F-1, 5.00%, 04/01/34	1,115	1,382,433
City of New York New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/31	1,000	1,161,080
City of New York New York Water & Sewer System, Refunding RB, Refunding RB,Series DD, 5.00%, 06/15/35	2,500	2,889,375
City of New York Transitional Finance Authority, RB, Future Tax Secured Subordinate, Subseries B-1, 5.00%, 08/01/40	1,500	1,800,555
City of New York Transitional Finance Authority, Refunding RB, Fiscal 2018, Series S-1, 5.00%, 07/15/35	2,000	2,441,180
City of New York Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Future Tax Secured Bonds, Series B, 5.00%, 02/01/24	1,850	1,898,192
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,000	1,138,910
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	1,063,044
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/41	1,500	1,750,005
Metropolitan Transportation Authority, Refunding RB, Green Bond, Climate Bond Certified, Series C-1, 5.00%, 11/15/34	1,000	1,139,140
Metropolitan Transportation Authority, RB, Series E-1, 5.00%, 11/15/42	1,260	1,312,655
Metropolitan Transportation Authority, Refunding RB:
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/47	1,000	1,161,580
Series B, 5.00%, 11/15/37	1,075	1,195,486
Series D, 5.00%, 11/15/25	1,235	1,302,382
VRDN, Green Bond, Series D, 5.00%, 11/15/34(c)	1,000	1,097,540

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Building Aid Revenue, Refunding, Series S-2A, 4.00%, 07/15/36	$1,455	$1,668,798
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 05/01/37	1,000	1,198,510
Future Tax Secured Subordinate Bonds, Fiscal 2011, Series D, 5.00%, 02/01/31	2,000	2,048,780
Future Tax Secured Subordinate Bonds, Fiscal 2019, Series A3, 5.00%, 08/01/23	2,000	2,276,720
Series A-1, 5.00%, 08/01/36	500	622,265
Series A-1, 5.00%, 08/01/42	1,000	1,225,840
Series I, 5.00%, 05/01/42	1,620	1,782,842
Sub-Series C-2, 5.00%, 05/01/36	1,000	1,238,530
New York City Water & Sewer System, RB:
Sereis DD-2, 5.00%, 06/15/24	500	556,580
Series 2018-CC-1, 5.00%, 06/15/48	1,000	1,212,840
New York City Water & Sewer System, Refunding RB:
Refunding RB,Series DD, 5.00%, 06/15/39	420	481,891
Refunding RB,Series EE, 5.00%, 06/15/36	1,000	1,198,780
New York State Dormitory Authority, RB:
5.00%, 10/01/45	1,500	2,391,720
Bid Group 2, Series A, 5.00%, 03/15/35	740	923,150
Bid Group 4, Series A, 5.00%, 03/15/44	1,350	1,645,961
Series 2015B-B, 5.00%, 03/15/32	1,440	1,708,027
Series A, 5.00%, 02/15/39	1,000	1,196,860
New York State Dormitory Authority, Refunding RB:
Group 1, Series E, 5.00%, 03/15/27	500	633,680
General Purpose, Series D, 5.00%, 02/15/24	700	814,149
Series A, 5.00%, 03/15/23	500	562,050
Series A, 5.00%, 03/15/24	600	699,906
Series A, 5.00%, 03/15/28	250	324,133
Series A, 4.00%, 03/15/43	500	567,575
Series E, 5.00%, 09/15/28(a)	5	6,739
Series E, 5.00%, 03/15/29	995	1,299,997
New York State Environmental Facilities Corp., Refunding RB, New York Water System, 5.00%, 06/15/28	570	593,513
New York State Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	1,174,790
New York State Urban Development Corp., Refunding RB, Personal Income Tax, Series A:
5.00%, 03/15/24	1,000	1,166,910
State, 5.00%, 03/15/27	600	760,416
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.00%, 10/15/34	1,395	1,636,809
194th Series, 5.00%, 10/15/41	835	969,610
Series 179, 5.00%, 12/01/32	1,000	1,121,420
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/29	1,000	1,172,220
State of New York Dormitory Authority, RB:
Group 4, Series A, 5.00%, 03/15/45	1,000	1,217,010
Unrefunded, Series B, 5.00%, 03/15/42	2,000	2,121,080
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	1,000	1,204,870
Series D, 4.00%, 02/15/47	1,000	1,148,060
State of New York Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, 4.00%, 06/15/46	1,475	1,646,631
State of New York Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	1,000	1,123,080
State of New York Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/39	1,000	1,265,650
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	1,047,900

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/31	$1,000	$1,207,600
Series A, 5.00%, 11/15/40	600	692,118
Series B, 5.00%, 11/15/38	1,000	1,197,640
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE:
5.00%, 12/15/34	1,000	1,136,810
5.00%, 12/15/41	2,000	2,263,400

		85,069,178

North Carolina — 0.6%
City of Charlotte North Carolina Water & Sewer System, Refunding RB, Series B, 5.00%, 07/01/27	1,500	1,505,595
North Carolina Turnpike Authority, RB(b):
Series B (AGC), 0.00%, 01/01/34	500	347,445
Triangle Expressway System, 0.00%, 01/01/49	1,000	418,680

		2,271,720

Ohio — 0.7%
American Municipal Power, Inc., Refunding RB, Prairie State Energy Campus Project, 5.00%, 02/15/33	1,000	1,296,190
State of Ohio, GO, Refunding, Common Schools:
Series A, 5.00%, 09/15/24	350	416,430
Series B, 5.00%, 09/15/25	510	626,851

		2,339,471

Pennsylvania — 3.4%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 03/15/29	1,000	1,184,560
2nd Series, 5.00%, 10/15/26	685	785,147
Commonwealth of Pennsylvania, GO, Refunding, , 5.00%, 01/01/28	1,105	1,383,659
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	151,130
Delaware River Port Authority, Refunding RB, Series B:
5.00%, 01/01/21	250	255,490
5.00%, 01/01/26	250	305,365
Geisinger Authority, RB, Health System Revenue Bonds, Series B, 5.00%, 04/01/50	1,000	1,223,960
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,000	1,088,380
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, 5.00%, 08/15/49	1,000	1,214,770
Pennsylvania Turnpike Commission, RB:
Motor License Fund, 5.00%, 12/01/21(a)	2,000	2,127,800
Series A-1, 5.00%, 12/01/47	1,000	1,163,260
Series C, 5.00%, 12/01/23(a)	760	880,665
Series C, 5.00%, 12/01/43	240	261,456

		12,025,642

Tennessee — 2.4%
Metropolitan Government of Nashville & Davidson County Tennessee, GO, Refunding:
4.00%, 07/01/30	765	909,792
5.00%, 07/01/32	1,000	1,281,520
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	1,020,780
State of Tennessee, GO, Refunding, Series A, 4.00%, 08/01/25	5,000	5,358,100

		8,570,192

Texas — 8.5%
Carrollton-Farmers Branch Independent School District, GO, Refunding, (PSF-GTD), 4.00%, 02/15/22(a)	310	328,203

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Carrollton-Farmers Branch Independent School District, GO, Series A (PSF-GTD), 4.00%, 02/15/23(a)	$445	$486,581
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A, 5.00%, 01/01/45	1,000	1,092,340
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 01/01/43	1,000	1,044,710
Central Texas Turnpike System, RB:
First Tier, Series A (AMBAC), 0.00%, 08/15/30(b)	270	214,550
Series C, 5.00%, 08/15/37	1,000	1,086,750
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,174,240
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,170,700
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	1,147,260
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	617,265
County of Harris Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(a)	1,700	1,806,947
County of Harris Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/31	1,000	1,269,360
Cypress-Fairbanks Independent School District, GO, Refunding, Series C (PSF-GTD), 5.00%, 02/15/44	500	570,990
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	923,512
Grand Parkway Transportation Corp., RB:
5.00%, 02/01/23	570	616,136
Subordinate Tier, Tela Supported, Series A, 5.00%, 10/01/35	695	871,321
Grand Parkway Transportation Corp., Refunding RB, Grand Parkway System First Tier Toll Revenue, 4.00%, 10/01/49	500	576,685
Lewisville Independent School District, GO, Refunding, Series B, 5.00%, 08/15/28	570	692,123
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	804,383
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/38	1,000	1,205,440
1st Tier-Series A, 5.00%, 01/01/43	1,815	2,159,650
Series B, 5.00%, 01/01/34	1,000	1,144,390
State of Texas, GO, Refunding, Transportation Commission:
Mobility Partners LLC, 5.00%, 10/01/34	1,000	1,148,080
Series A, 5.00%, 10/01/36	1,000	1,196,350
Series A, 5.00%, 10/01/44	1,000	1,151,880
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Baylor Scott & White Health Project, Series A, 5.00%, 11/15/45	1,000	1,142,480
Texas Water Development Board, RB, State Water Implementation Fund:
Series A, 4.00%, 10/15/37	1,180	1,399,468
Series B, 5.00%, 04/15/49	1,000	1,250,380
University of Texas System, RB, Series E, 5.00%, 08/15/27	400	518,092

		29,810,266

Utah — 0.2%
State of Utah, GO, 5.00%, 07/01/25	450	550,490

Virginia — 3.6%
Chesapeake Bay Bridge & Tunnel District, RB, 1st Tier General Resolution Revenue, 5.00%, 11/01/23	1,000	1,078,660
City of Norfolk Virginia Water Revenue, RB(a):
5.00%, 05/01/21	5,840	6,070,504
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	616,515

Security	Par (000)	Value

Virginia (continued)
County of Fairfax Virginia, GO, Refunding, Series A, 4.00%, 10/01/27	$1,000	$1,186,690
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/21	195	201,954
Virginia College Building Authority, Refunding RB, 21st Century College and Equipment Programs, Series E, 5.00%, 02/01/30	1,000	1,292,930
Virginia Commonwealth Transportation Board, Refunding RB:
Garvee, 5.00%, 03/15/27	285	365,402
Gravee, 5.00%, 09/15/23	500	574,480
Series A, 5.00%, 05/15/31	1,000	1,275,660

		12,662,795

Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1, 5.00%, 11/01/46	1,000	1,540,180
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/36	485	577,257
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/39	2,075	2,326,428
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series A, 5.00%, 08/01/31	2,000	2,133,200
State of Washington, GO, Refunding:
Motor Vehicle Fuel Tax, Series B, 5.00%, 07/01/23	1,000	1,139,690
Series B, 5.00%, 07/01/30	1,000	1,217,260
Series R, 5.00%, 07/01/31	1,000	1,180,060
State of Washington, GO, Various Purposes, Series A, 5.00%, 08/01/43	1,250	1,566,462

		11,680,537

Wisconsin — 1.5%
State of Wisconsin, GO, Refunding:
5.00%, 11/01/27	770	990,697
5.00%, 11/01/29	525	670,462
Series 1, 5.00%, 05/01/22	1,000	1,086,120
Series 2, 5.00%, 11/01/26	980	1,245,649
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Credit Group, Series A, 5.00%, 11/15/39	1,000	1,167,110

		5,160,038

Total Long-Term Investments — 98.3% (Cost — $323,022,788)		345,206,190

	Shares

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(d)(e)	2,356,073	2,356,545

Total Short-Term Securities — 0.7% (Cost — $2,354,970)		2,356,545

Total Investments — 99.0% (Cost — $325,377,758)		347,562,735

Other Assets Less Liabilities — 1.0%		3,386,778

Net Assets — 100.0%		$350,949,513

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Annualized 7-day yield as of period end.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	iShares Municipal Bond Index Fund

(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,109,442	—	(2,753,369	)(b)	2,356,073	$2,356,545	$23,718	$(1,139)	$1,518

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Municipal Bonds	$—	$345,206,190	$—	$345,206,190
Short-Term Investment	2,356,545	—	—	2,356,545

	$2,356,545	$345,206,190	$—	$347,562,735

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

iShares Municipal Bond Index Fund

ASSETS
Investments at value — unaffiliated (cost — $323,022,788)	$345,206,190
Investments at value — affiliated (cost — $2,354,970)	2,356,545
Receivables:
Capital shares sold	34,457
Interest — unaffiliated	4,080,012
Prepaid expenses	43,223

Total assets	351,720,427

LIABILITIES
Payables:
Capital shares redeemed	491,582
Income dividend distributions	6,014
Investment advisory fees	28,279
Trustees’ and Officer’s fees	2,603
Other accrued expenses	91,682
Professional fees	79,425
Service fees	71,329

Total liabilities	770,914

NET ASSETS	$350,949,513

NET ASSETS CONSIST OF
Paid-in capital	$328,374,646
Accumulated earnings	22,574,867

NET ASSETS	$350,949,513

NET ASSET VALUE
Institutional — Based on net assets of $2,736,056 and 226,117 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.10

Investor A — Based on net assets of $22,980,973 and 1,898,947 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.10

Class K — Based on net assets of $105,377 and 8,707 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.10

Investor P — Based on net assets of $325,127,107 and 26,865,362 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.10

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

iShares Municipal Bond Index Fund

INVESTMENT INCOME
Dividends — affiliated	$23,718
Interest — unaffiliated	4,751,473

Total investment income	4,775,191

EXPENSES
Service and distribution — class specific	435,259
Investment advisory	174,710
Transfer agent — class specific	96,810
Professional	52,609
Registration	35,059
Printing	24,197
Trustees and Officer	6,577
Accounting services	4,761
Custodian	1,986
Miscellaneous	46,902

Total expenses	878,870
Less:
Fees waived and/or reimbursed by the Manager	(7,784)
Transfer agent fees waived and/or reimbursed — class specific	(5,227)

Total expenses after fees waived and/or reimbursed	865,859

Net investment income	3,909,332

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,139)
Investments — unaffiliated	83,844

82,705

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,518
Investments — unaffiliated	1,939,148

1,940,666

Net realized and unrealized gain	2,023,371

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,932,703

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,909,332	$8,274,293
Net realized gain	82,705	2,094,709
Net change in unrealized appreciation (depreciation)	1,940,666	15,580,089

Net increase in net assets resulting from operations	5,932,703	25,949,091

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(13,752)	(9,529)
Investor A	(256,342)	(802,085)
Class K	(1,308)	(3,816)
Investor P	(3,616,921)	(11,453,647)

Decrease in net assets resulting from distributions to shareholders	(3,888,323)	(12,269,077)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(9,046,957)	(33,484,855)

NET ASSETS
Total decrease in net assets	(7,002,577)	(19,804,841)
Beginning of period	357,952,090	377,756,931

End of period	$350,949,513	$357,952,090

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19		Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$12.02		$11.59		$11.48

Net investment income(b)	0.15		0.30		0.04
Net realized and unrealized gain	0.08		0.56		0.14

Net increase from investment operations	0.23		0.86		0.18

Distributions(c)
From net investment income	(0.15)		(0.30)		(0.04)
From net realized gain	—		(0.13)		(0.03)

Total distributions	(0.15)		(0.43)		(0.07)

Net asset value, end of period	$12.10		$12.02		$11.59

Total Return(d)
Based on net asset value	1.92	%(e)	7.52%		1.56	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.25	%(g)	0.30	%(h)	0.32	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.24	%(g)	0.23	%(h)	0.17	%(g)(i)(j)

Net investment income	2.49	%(g)	2.49%		2.74	%(g)

Supplemental Data
Net assets, end of period (000)	$2,736		$477		$101

Portfolio turnover rate	4%		24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 11/19/18 (a) to 12/31/18
Investments in underlying funds	—%	0.01%	0.01%

(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018 (a)		2017	2016 (b)	2015

Net asset value, beginning of period	$12.02		$11.59		$11.81		$11.68	$11.90	$11.86

Net investment income	0.13		0.27		0.39		0.31	0.28	0.29
Net realized and unrealized gain (loss)	0.08		0.56		(0.25)		0.13	(0.22)	0.04

Net increase from investment operations	0.21		0.83		0.14		0.44	0.06	0.33

Distributions(c)
From net investment income	(0.13)		(0.27)		(0.31)		(0.31)	(0.28)	(0.29)
From net realized gain	—		(0.13)		(0.05)		—	—	—

Total distributions	(0.13)		(0.40)		(0.36)		(0.31)	(0.28)	(0.29)

Net asset value, end of period	$12.10		$12.02		$11.59		$11.81	$11.68	$11.90

Total Return(d)
Based on net asset value	1.78	%(e)	7.24%		1.24%		3.83%	0.48%	2.80%

Ratios to Average Net Assets(f)
Total expenses	0.53	%(g)	0.62	%(h)	0.77	%(i)	0.56%	0.56%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50	%(g)	0.50	%(h)	0.41	%(i)	0.37%	0.56%	0.66%

Net investment income	2.23	%(g)	2.25%		3.36%		2.61%	2.35%	2.43%

Supplemental Data
Net assets, end of period (000)	$22,981		$23,805		$25,418		$396,544	$435,948	$77,316

Portfolio turnover rate	4%		24%		3%		1%	8%	4%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19		Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$12.02		$11.59		$11.48

Net investment income(b)	0.15		0.30		0.04
Net realized and unrealized gain	0.08		0.56		0.14

Net increase from investment operations	0.23		0.86		0.18

Distributions(c)
From net investment income	(0.15)		(0.30)		(0.04)
From net realized gain	—		(0.13)		(0.03)

Total distributions	(0.15)		(0.43)		(0.07)

Net asset value, end of period	$12.10		$12.02		$11.59

Total Return(d)
Based on net asset value	1.94	%(e)	7.57%		1.57	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.24	%(g)	0.27	%(h)	0.33	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.20	%(g)	0.20	%(h)	0.16	%(g)(i)(j)

Net investment income	2.53	%(g)	2.55%		2.74	%(g)

Supplemental Data
Net assets, end of period (000)	$105		$105		$101

Portfolio turnover rate	4%		24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 11/19/18 (a) to 12/31/18
Investments in underlying funds	—%	0.01%	0.01%

(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018 (a)		2017	2016 (b)	2015

Net asset value, beginning of period	$12.02		$11.59		$11.81		$11.68	$11.90	$11.86

Net investment income	0.13		0.27		0.39		0.31	0.28	0.29
Net realized and unrealized gain (loss)	0.08		0.56		(0.25)		0.13	(0.22)	0.04

Net increase from investment operations	0.21		0.83		0.14		0.44	0.06	0.33

Distributions(c)
From net investment income	(0.13)		(0.27)		(0.31)		(0.31)	(0.28)	(0.29)
From net realized gain	—		(0.13)		(0.05)		—	—	—

Total distributions	(0.13)		(0.40)		(0.36)		(0.31)	(0.28)	(0.29)

Net asset value, end of period	$12.10		$12.02		$11.59		$11.81	$11.68	$11.90

Total Return(d)
Based on net asset value	1.78	%(e)	7.25%		1.24%		3.83%	0.48%	2.80%

Ratios to Average Net Assets(f)
Total expenses	0.50	%(g)	0.53	%(h)	0.77	%(i)	0.56%	0.56%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50	%(g)	0.50	%(h)	0.41	%(i)	0.37%	0.56%	0.66%

Net investment income	2.24	%(g)	2.26%		3.35%		2.61%	2.35%	2.43%

Supplemental Data
Net assets, end of period (000)	$325,127		$333,565		$352,137		$396,544	$435,948	$77,316

Portfolio turnover rate	4%		24%		3%		1%	8%	4%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Municipal Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of the Fund’s net assets.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor P
Service Fee	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$—	$28,855	$—	$406,404	$435,259

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund did not pay any amount to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	Investor A	Class K	Investor P	Total
$6	$2,148	$5	$626	$2,785

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$300	$9,736	$20	$86,754	$96,810

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares of $8,287.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $2,796.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Share class	Expense Limitation
Institutional	0.25%
Investor A	0.50
Class K	0.20
Investor P	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2022, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $4,988 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Class K	Investor P	Total
$37	$3,269	$17	$1,904	$5,227

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective November 16, 2025, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021	2022
Fund Level	$42,710	$117,994	$4,988
Institutional	—	15	37
Investor A	—	20,437	3,270
Class K	—	38	17
Investor P	—	7,174	1,904

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $13,775,389 and $17,745,678, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$325,378,574

Gross unrealized appreciation	$22,328,064
Gross unrealized depreciation	(143,903)

Net unrealized appreciation (depreciation)	$22,184,161

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, the Fund invested a significant portion of its assets in securities in the county, city, special district and school district. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	249,204	$2,977,543	56,252	$675,622
Shares issued in reinvestment of distributions	1,037	12,487	471	5,666
Shares redeemed	(63,825)	(762,925)	(25,729)	(307,228)

Net increase	186,416	$2,227,105	30,994	$374,060

Investor A
Shares sold	136,564	$1,649,065	457,962	$5,459,767
Shares issued in reinvestment of distributions	18,407	221,721	59,619	714,672
Shares redeemed	(236,072)	(2,802,249)	(730,665)	(8,702,488)

Net decrease	(81,101)	$(931,463)	(213,084)	$(2,528,049)

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Investor P
Shares sold	694,423	$8,314,198	974,925	$11,635,316
Shares issued in reinvestment of distributions	301,866	3,636,246	955,630	11,455,907
Shares redeemed	(1,876,319)	(22,293,043)	(4,568,302)	(54,422,089)

Net decrease	(880,030)	$(10,342,599)	(2,637,747)	$(31,330,866)

Total Net Decrease	(774,715)	$(9,046,957)	(2,819,837)	$(33,484,855)

As of June 30, 2020, shares owned by BlackRock Financial Management Inc., an affiliate of the Fund, were as follows:

Institutional	8,707
Investor A	871
Class K	8,707
Investor P	871

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of iShares Municipal Bond Index Fund (the “Fund”), a series of the Trust, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	27

Disclosure of Investment Advisory Agreement  (continued)

and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long- term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	29

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Fund for any particular month/quarter may be more or less than the amount of net investment income earned by the Fund during such month/quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

ADDITIONAL INFORMATION	31

Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

GO	General Obligation Bonds

GTD	Guaranteed

PSF	Permanent School Fund

RB	Revenue Bonds

SRF	State Revolving Fund

VRDN	Variable Rate Demand Notes

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iMBI-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: September 4, 2020

4